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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  December 31, 1996
                                                   -----------------



                         Renaissance Solutions, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

        0-25746                                        04-3217557
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(Commission File Number)                   (I.R.S. Employer Identification No.)


             Lincoln North, 55 Old Bedford Road, Lincoln, MA 01773
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(Address of Principal Executive Offices)                        (Zip Code)


                                (617) 259-8833
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On December 31, 1996 (the "Effective Date"), Renaissance Solutions, Inc. (the "Company") acquired International Systems Services Corporation ("ISS") pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), among the Company, ISS, Artist Acquisition Corp., a wholly-owned subsidiary of the Company (the "Merger Subsidiary"), and O. Bruce Gupton (the "Sole Stockholder").

     Pursuant to the Merger Agreement, the Merger Subsidiary was merged with and into ISS (the "Merger") on the Effective Date, whereupon ISS became a wholly-owned subsidiary of the Company. At that time, all of the outstanding shares of capital stock (the "ISS Stock") of ISS was converted into the right to receive 1,310,000 shares of Common Stock of the Company.

     Based upon the capitalization of the Company as of the Effective Date, the 1,310,000 shares of Common Stock of the Company issued to the Sole Stockholder, the sole holder of ISS Stock, represent approximately 16.5% of the outstanding shares of Common Stock of the Company. On December 31, 1996, the last reported sale price per share of the Common Stock of the Company on the Nasdaq National Market was $44.75.

     The Company and the Sole Stockholder have entered into an Escrow Agreement providing, among other things, that 10% of the Common Stock of the Company received by the Sole Stockholder in the Merger will be held in escrow to reimburse the Company in connection with breaches of representations, warranties or covenants made by ISS and the Sole Stockholder in the Merger Agreement.

     Prior to the Merger, ISS provided strategic consulting, process design, change management and system integration services to Fortune 500 companies. The Company currently intends to continue ISS's business substantially in the manner conducted by ISS immediately prior to the Merger.

     The Merger Agreement, the Merger and the issuance of shares of Common Stock of the Company in connection with the Merger was approved by the Board of Directors of the Company, and the Merger Agreement and the Merger were approved by the Board of Directors and the Sole Stockholder of ISS. The terms of the Merger Agreement and the Merger were determined on the basis of arm's-length negotiations. Prior to the execution of the Merger Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with ISS.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger
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Agreement which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.
        --------------------------------

        (a) Financial Statements of Businesses Acquired:
            -------------------------------------------

        None required.


        (b) Pro Forma Financial Information:
            -------------------------------

        None required.


        (c)  Exhibits:
             --------

        See the Exhibit Index attached hereto.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 1997              RENAISSANCE SOLUTIONS, INC.
                                         (Registrant)



                                /s/ George A. McMillan
                               ------------------------------------------------
                               By:  George A. McMillan
                                    Vice President, Chief Financial
                                    Officer and Chief Operating Officer
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                               INDEX TO EXHIBITS

Exhibit
Number              Description
-------             -----------


2 Agreement and Plan of Merger, dated as of December 31, 1996, among the Company, ISS, the Merger Subsidiary and the Sole Stockholder. For a list of omitted schedules, see page iv of the table of contents to the Agreement and Plan of Merger. The Company will furnish a copy of any omitted schedule to the Commission upon request.

99                  Press Release issued December 31, 1996